Exhibit 10.1

Execution Copy

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 21, 2020 (this “Agreement”) is entered into among DIODES INCORPORATED, a Delaware corporation (the “Domestic Borrower”), DIODES HOLDING B.V., a besloten vennootschap met beperkte aansprakelijkheid, organized under the laws of the Netherlands, having its statutory seat in Amsterdam, the Netherlands, and registered with the trade register of the Chamber of Commerce in the Netherlands under number 65823060 (the “Foreign Borrower” and together with the Domestic Borrower, the “Borrowers” and each, individually, a “Borrower”), certain Subsidiaries of the Domestic Borrower identified on the signature pages hereto as subsidiary guarantors (the “Subsidiary Guarantors”), the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

The Borrowers, Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of May 29, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).

The Domestic Borrower and other Loan Parties have requested that the baskets set forth in Section 7.02(p), allowing for borrowings by the Domestic Borrower from non-Loan Party Subsidiaries, and Section 7.03(c)(vi), allowing for investments in non-Loan Party Subsidiaries, each be increased from $150 million to $300 million.

Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Lenders party hereto have agreed to grant the foregoing requests of the Domestic Borrower and other Loan Parties.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Defined Terms.  Except as otherwise provided herein, all capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the preliminary statements hereto) shall have the meanings assigned thereto in the Credit Agreement.

2.Credit Agreement Amendments.

(a)Section 7.02(p) of the Credit Agreement is hereby amended by deleting the reference to “$150,000,000” therein and replacing same with the amount of “$300,000,000”.

(b)Section 7.03(c)(vi) of the Credit Agreement is hereby amended by deleting the reference to “$150,000,000” therein and replacing same with the amount of “$300,000,000”.

3.Conditions to Effectiveness.  This Agreement shall be effective upon the Administrative Agent’s receipt of the following, each of which shall be originals or electronic images in a portable document format (e.g. “.pdf” or “.tif”) (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Effective Date and each in form and substance reasonably satisfactory to the Administrative Agent and each of the Required Lenders (such date, the “Effective Date”):

(a)executed counterparts of this Agreement signed by the Borrowers, the Guarantors, the Administrative Agent and the Required Lenders; and

(b)such other assurances, certificates, documents, information, consents or opinions as the Administrative Agent, the L/C Issuer, the Swing Line Lender or the Required Lenders reasonably may require.

4.Effect of this Agreement.  Except as expressly provided herein, the Credit Agreement, the Collateral Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  Except as expressly set forth herein, this Agreement shall not be deemed (a) to be a waiver of, or consent to a modification of or amendment of, any other term or condition of the Credit Agreement, the Collateral Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the Collateral Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Loan Parties or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement, the Collateral Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents, (d) to be a waiver of, or consent to a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and the Administrative Agent or any other Lender, on the other hand or (e) to be a course of dealing or a consent to any departure by the Loan Parties from any other term or requirement of the Credit Agreement.  References in this Agreement to the Credit Agreement (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

5.Representations and Warranties/No Default.  By their execution hereof, each Loan Party hereby represents and warrants as follows:

(a)Such Loan Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution and delivery of, and the performance in accordance with their respective terms of the transactions consented to in, this Agreement and each other document executed in connection herewith to which it is a party.

(b)This Agreement and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(c)Each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(d)No Default or Event of Default has occurred or is continuing nor would any Default or Event of Default result after giving effect to this Agreement and the transactions contemplated hereby.

(e)No Loan Party is an EEA Financial Institution.

6.Reaffirmations.  (a) Each Loan Party agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party, (b) each Loan Party confirms, ratifies and reaffirms its obligations under the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party, and (c) each Loan Party agrees that, except as otherwise expressly agreed in this Agreement, the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.

7.Confirmation as to Dutch Collateral Documents.  Reference is made to (i) that certain Deed of Pledge of Shares dated May 29, 2020, among the Domestic Borrower, as pledgor, Administrative Agent, as pledgee and the Foreign Borrower, as company (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “DHBV Dutch Share Pledge”), (ii) that certain omnibus pledge agreement dated 8 January 2013, between Diodes International B.V., as pledgor and Administrative Agent, as pledgee (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “DIBV Omnibus Pledge Agreement”), (iii) that certain omnibus pledge agreement dated July 18, 2016, between the Foreign Borrower, as pledgor and Administrative Agent, as pledgee (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “DHBV Omnibus Pledge Agreement”) and (iv) that certain omnibus pledge agreement dated May 29, 2020, between the Foreign Borrower, as pledgor and Administrative Agent, as pledgee (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Additional DHBV Omnibus Pledge Agreement”, together with the DHBV Omnibus Pledge Agreement, the DIBV Omnibus Pledge Agreement and the DHBV Dutch Share Pledge, the “Dutch Collateral Documents”).  Each party to the Dutch Collateral Documents hereby confirms that:

(a)the Credit Agreement (after giving effect to this Agreement), and the other Loan Documents will remain in full force and effect and any reference in the Loan Documents to the Credit Agreement or to any provision of the Credit Agreement will be construed as a reference to the Credit Agreement, or that provision, after giving effect to this Agreement;

(b)notwithstanding the amendments, consents and waivers to the Credit Agreement pursuant to this Agreement, the Dutch Collateral Documents and the security interests created thereunder will remain in full force and effect and will continue to secure all liabilities which are expressed to be secured by them and the rights of the Loan Parties under such security interest will not be affected by this Agreement;

(c)(i) any amount owed by any Borrower under this Agreement and the Credit Agreement (after giving effect to this Agreement) continues to be or has become part of each Loan Party’s Parallel Debts (as included/defined in the Credit Agreement) and (ii) each Loan Party’s Parallel Debts continue to be part of the Secured Obligations (as included and defined in the Dutch Collateral Documents); and

(d)at the time of the entering into the Dutch Collateral Documents, it was their intention that the security rights created pursuant to the Dutch Collateral Documents would provide security for the Secured Obligations (as defined in the Dutch Collateral Documents) as they may be amended, restated, supplemented or otherwise modified from time to time, including amendments to the Credit Agreement and the Loan Documents, including, for the avoidance of doubt, the matters of the type addressed by this Agreement.

8.Payment of Fees.  The Borrowers shall pay all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) promptly upon request by the Administrative Agent.

9.Miscellaneous

(a)Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  Without limiting the general applicability of the foregoing and the terms of the other Loan Documents to this Agreement and the parties hereto, the terms of Section 11.14 and Section 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

(b)Loan Document.  This Agreement shall constitute a “Loan Document” under and as defined in the Credit Agreement.

(c)Counterparts; Electronic Execution.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

(d)Severability.  If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

(e)Entirety.  This Agreement, the other Loan Documents and the other documents relating to the Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Obligations, or the transactions contemplated herein and therein.

(f)Dutch Law.  If the Foreign Borrower is represented by an attorney in connection with the signing and/or execution of this Agreement or any other agreement, deed or document referred to in or made pursuant to this Agreement, it is hereby expressly acknowledged and accepted by the other parties to this Agreement that the existence or extent of the attorney’s authority and the effects of the attorney’s exercise or purported exercise of his or her authority shall be governed by the laws of the Netherlands.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

DOMESTIC BORROWER: DIODES INCORPORATED By: /s/ Brett Whitmire Name: Brett Whitmire Title: CFO
FOREIGN BORROWER: DIODES HOLDING B.V. By: /s/ Brett Whitmire Name: Brett Whitmire Title:Managing Director A
By: /s/ Edwin Denekamp Name: Edwin Denekamp Title:Managing Director B

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SUBSIDIARY GUARANTORS: DIODES HOLDINGS UK LIMITED By: /s/ Brett Whitmire Name: Brett Whitmire Title:Director
DIODES ZETEX LIMITED By: /s/ Brett Whitmire Name: Brett Whitmire Title:Director

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BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Anthony W. Kell Name: Anthony W. Kell Title:Vice President

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BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender By: /s/ Jennifer Yan Name: Jennifer Yan Title:Senior Vice President

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BBVA USA, as a Lender By: /s/ Jay S. Tweed Name: Jay S. Tweed Title:SVP

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PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ R. Ruining Nguyen Name: R. Ruining Nguyen Title:SVP

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REGIONS BANK, as a Lender By: /s/ Derek Miller Name: Derek Miller Title:Director

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CITIBANK, N.A., as a Lender By: /s/ Stuart Darby Name: Stuart Darby Title:Senior Vice President

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COMERICA BANK, as a Lender By: /s/ John Smithson Name: John Smithson Title:Vice President

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SILICON VALLEY BANK, as a Lender By: /s/ Will Deevy Name: Will Deevy Title:Director

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CADENCE BANK, N.A., as a Lender By: /s/ David Hauglid Name: David Hauglid Title:Senior Vice President

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HSBC BANK USA, N.A., as a Lender By: /s/ Shaun R. Kleinman Name: Shaun R. Kleinman Title:Senior Vice President

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